                                                                    EXHIBIT 99.4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: January 31, 2002

BEGINNING BALANCE IN ALL ACCOUNTS                                                      $  5,631,674.53

RECEIPTS:
     1. Receipts from Operations                                                       $    (45,000.00)
        Receipts from Operations (Received by Parent or Affiliate)                     $    165,834.89
     2. Other Receipts                                                                 $            --
        Other Receipts (Received by Parent or Affiliate)                               $     15,876.29
                                                                                       ---------------
TOTAL RECEIPTS                                                                         $    136,711.18
Less:  Receipts received by Parent or Affiliate                                        $   (181,711.18)
                                                                                       ---------------
ADJUSTED RECEIPTS                                                                      $    (45,000.00)

DISBURSEMENTS
     3. Net Payroll
        a. Officers                                                                    $            --
        b. Others                                                                      $            --
     4. Taxes
        a. Federal Income Taxes                                                        $            --
        b. FICA Withholdings                                                           $            --
        c. Employee's withholdings                                                     $            --
        d. Employer's FICA                                                             $            --
        e. Federal Unemployment Taxes                                                  $            --
        f.  State Income Tax                                                           $            --
        g. State Employee withholdings                                                 $            --
        h. All other state taxes

     5. Necessary Expenses (Paid by Parent or Affiliate)
        a. Rent or mortgage payment(s)                                                 $            --
        b. Utilities                                                                   $            --
        c. Insurance                                                                   $            --
        d. Merchandise bought for manufacture or sell                                  $            --
        e. Other necessary expenses
           Refund of deposit on cancelled equipment sale                               $     10,000.00
           Bank fees                                                                   $         15.00
           Other                                                                       $        140.64
           Computer Access/Hosting Services                                            $      8,625.00
                                                                                       ---------------

TOTAL DISBURSEMENTS                                                                    $     18,780.64
Less: Disbursements paid by Parent/Affiliate                                           $     (8,765.64)
                                                                                       ---------------
ADJUSTED DISBURSEMENTS                                                                 $     10,015.00

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                    $    (55,015.00)

NET INTERCOMPANY SWEEP TRANSFERS - WATG
                                                                                       ---------------

ENDING BALANCE IN Citibank                                                             $      8,432.90
ENDING BALANCE IN BofA-Atlanta GA                                                      $  4,184,624.52
ENDING BALANCE IN BofA-Dallas TX                                                       $  1,383,602.11
                                                                                       ---------------
ENDING BALANCE IN ALL ACCOUNTS                                                         $  5,576,659.53
                                                                                       ===============


                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                     For the Month Ending: January 31, 2002

Bank:                    Bank of America
Location:                Dallas, TX
Account Name:            BofA-Dallas, TX
Account Number:          3751469007


     DATE RECEIVED                        DESCRIPTION                          AMOUNT
     -------------                        -----------                       ------------
Receipts from Operations:
            01/11/02                 Unilink (Returned check)               $ (45,000.00)


                                                                            ------------
                                                                            $ (45,000.00)
                                                                            ============


                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: January 31, 2002

Bank:                    Bank of America
Location:                Dallas, TX
Account Name:
Account Number:          3751469007

DATE DISBURSED           CHECK NUMBER                           DESCRIPTION                                AMOUNT
--------------           ------------             --------------------------------------------          ------------
01/11/02                                          Service charge for returned deposit                          15.00
01/16/02                                          Telpro (Refund of deposit on equipment sale)             10,000.00
                                                                                                        ------------
                                                                                         Total          $  10,015.00
                                                                                                        ============


                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                     For the Month Ending: January 31, 2002

STATEMENT OF INVENTORY

     Beginning Inventory              $  --
     Add: purchases                   $  --
     Less: goods sold                 $  --
                                      -----
     Ending inventory                 $  --
                                      =====

PAYROLL INFORMATION STATEMENT

     Gross payroll for this period              $  --
     Payroll taxes due but unpaid               $  --

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                       DATE REGULAR               AMOUNT OF                NUMBER OF               AMOUNT OF
      NAME OF CREDITOR/LESSOR         PAYMENT IS DUE          REGULAR PAYMENT        PAYMENTS DELINQUENT      PAYMENTS DELINQUENT
      -----------------------         --------------          ----------------       --------------------     -------------------
     TMR, Inc                             Monthly              $  40,174.00                    0                   $         --
     New World Tower Partners             Monthly              $  12,651.40                    0                   $         --
     Quinby Building Inc                  Monthly              $  10,087.82                    2                   $  20,175.64
     111 Eight Ave, LLC                   Monthly              $  42,485.59                    0                   $         --
     Descalso Howard                      Monthly              $   8,585.00                    0                   $         --
     One Wilshire Arcade                  Monthly              $   7,938.44                    1                   $   7,938.44
     Hatfield Philips                     Monthly              $   5,371.63                    0                   $         --


                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                     For the Month Ending: January 31, 2002

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                                   3RD PARTY              INTERCOMPANY              TOTAL
                                                                  ---------------------------------------------------------------
             Beginning of month balance                           $ 103,941,082.35         $ 7,015,176.24        $ 110,956,258.59
             Add: sales on account                                $             --         $           --        $             --
             Add: customer credits                                $             --         $           --        $             --
             Add: intercompany activity                           $             --         $           --        $             --
             Less: collections                                    $    (120,834.89)        $   181,711.18        $      60,876.29
             Less: offsets                                        $             --         $           --        $             --
             Less: application of customer deposits               $             --         $           --        $             --
                                                                  ---------------------------------------------------------------
             End of month balance                                 $ 103,820,247.46         $ 7,196,887.42        $ 111,017,134.88
                                                                  ===============================================================

0-30 Days       31-60 Days       61-90 Days          Over 90 Days              End of Month Total
---------       ----------       ----------        ----------------            ------------------
$  --            $  --            $  --            $ 103,820,247.46            $ 103,820,247.46

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                                          3RD PARTY           INTERCOMPANY            TOTAL
                                                                       ---------------------------------------------------------
             Beginning of month balance                                $  5,528,045.86       $ 4,626,458.72      $ 10,154,504.58
             Add: sales on account**                                   $     18,780.64       $           --      $     18,780.64
             Add: intercompany activity
                Expenses paid directly by Parent or Affiliate          $     (8,765.64)      $     8,765.64      $            --
                Net cash advanced by Parent or Affiliate               $            --       $           --      $            --
                Credit extended by Parent or Affiliate                 $            --       $           --      $            --
                Amounts collected on behalf of Affiliate               $            --       $           --      $            --
             Less: payments                                            $    (10,015.00)      $           --      $    (10,015.00)
                                                                       ---------------------------------------------------------
             End of month balance                                      $  5,528,045.86       $ 4,635,224.36      $ 10,163,270.22
                                                                       =========================================================

0-30 Days        31-60 Days       61-90 Days           Over 90 Days             End of Month Total
---------        ----------       ----------        ----------------            ------------------
 $  --            $  --            $  --            $   5,528,045.86            $   5,528,045.86

**The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of January 31, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $2,663,816.


                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                     For the Month Ending: January 31, 2002

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

         1.        Federal income taxes                     Yes (X)                         No ( )

         2.        FICA withholdings                        Yes (X)                         No ( )

         3.        Employee's withholdings                  Yes (X)                         No ( )

         4.        Employer's FICA                          Yes (X)                         No ( )

         5.        Federal unemployment taxes               Yes (X)                         No ( )

         6.        State income tax                         Yes (X)                         No ( )

         7.        State employee withholdings              Yes (X)                         No ( )

         8.        All other state taxes                        See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.



                                                  /s/ Henry C. Lyon
                                                  -----------------------------
                                                  For the Debtor In Possession

                                                  Henry C. Lyon
                                                  Designated Officer


                            OPERATING REPORT Page 7

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: February 28, 2002

BEGINNING BALANCE IN ALL ACCOUNTS                                                      $  5,576,659.53

RECEIPTS:
     1. Receipts from Operations                                                       $    193,270.39
     2. Other Receipts                                                                 $     66,739.75
        Other Receipts (Received by Parent or Affiliate)                               $            --
                                                                                       ---------------
TOTAL RECEIPTS                                                                         $    260,010.14
Less:  Receipts received by Parent or Affiliate                                        $            --
                                                                                       ---------------
ADJUSTED RECEIPTS                                                                      $    260,010.14

DISBURSEMENTS
     3. Net Payroll
        a. Officers                                                                    $            --
        b. Others                                                                      $            --
     4. Taxes
        a. Federal Income Taxes                                                        $            --
        b. FICA Withholdings                                                           $            --
        c. Employee's withholdings                                                     $            --
        d. Employer's FICA                                                             $            --
        e. Federal Unemployment Taxes                                                  $            --
        f. State Income Tax                                                            $            --
        g. State Employee withholdings                                                 $            --
        h. All other state taxes

     5. Necessary Expenses  (Paid by Parent or Affiliate)
        a. Rent or mortgage payment(s)                                                 $            --
        b. Utilities                                                                   $            --
        c. Insurance                                                                   $            --
        d. Merchandise bought for manufacture or sell                                  $            --
        e. Other necessary expenses
           Telephone                                                                   $        916.92
           Expenses associated with equipment sales                                    $     59,638.43
           Computer Access/Hosting Services                                            $     50,625.00
                                                                                       ---------------

TOTAL DISBURSEMENTS                                                                    $    111,180.35
Less: Disbursements paid by Parent/Affiliate                                           $   (111,180.35)
                                                                                       ---------------
ADJUSTED DISBURSEMENTS                                                                 $            --

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                    $    260,010.14

NET INTERCOMPANY SWEEP TRANSFERS - WATG
                                                                                       ---------------

ENDING BALANCE IN Citibank                                                             $      8,432.90
ENDING BALANCE IN BofA-Atlanta GA                                                      $  4,399,634.66
ENDING BALANCE IN BofA-Dallas TX                                                       $  1,428,602.11
                                                                                       ---------------
ENDING BALANCE IN ALL ACCOUNTS                                                         $  5,836,669.67
                                                                                       ===============


                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                     For the Month Ending: February 28, 2002

Bank:                    Bank of America
Location:                Atlanta, GA
Account Name:            BofA-Atlanta GA
Account Number:          329979536

     DATE RECEIVED                                   DESCRIPTION                     AMOUNT
-------------------------                       ---------------------             ------------
Receipts from Operations:
                2/8/2002                          Interactive Media               $     755.91
                2/8/2002                             Americatel                      11,178.45
                2/8/2002                           Europa Telecom                    11,336.03
                2/8/2002                           Radiant Telecom                  125,000.00
                                                                                  ------------
                                                                                  $ 148,270.39
                                                                                  ============

Other Receipts:
                2/8/2002                            U.S. Treasury                 $      88.20
                2/8/2002                         Citibank - Interest                    101.48
                2/8/2002                            U.S. Treasury                       157.27
                2/8/2002                             Tammy Korn                         192.00
                2/8/2002                            Michael Breen                       660.00
                2/8/2002                        UCN Liquidating Trust                 1,024.60
                2/8/2002                            Herbert Klatt                     3,050.00
                2/8/2002                           Apto Solutions                     3,466.20
                2/8/2002                          Optimus Solutions                   9,800.00
               2/27/2002                             Mid-Hudson                      48,200.00
                                                                                  ------------
                                                                                  $  66,739.75
                                                                                  ============


                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                     For the Month Ending: February 28, 2002

Bank:                    Bank of America
Location:                Dallas, TX
Account Name:            BofA-Dallas, TX
Account Number:          3751469007


     DATE RECEIVED                                    DESCRIPTION                    AMOUNT
--------------------------                            -----------                 ------------
Receipts from Operations:
                01/11/02                               Unilink                    $  45,000.00

                                                                                  ------------
                                                                                  $  45,000.00
                                                                                  ============


                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                     For the Month Ending: February 28, 2002

STATEMENT OF INVENTORY

     Beginning Inventory                        $  --
     Add: purchases                             $  --
     Less: goods sold                           $  --
                                                -----
     Ending inventory                           $  --
                                                =====

PAYROLL INFORMATION STATEMENT

     Gross payroll for this period              $  --
     Payroll taxes due but unpaid               $  --

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                       DATE REGULAR               AMOUNT OF                NUMBER OF               AMOUNT OF
      NAME OF CREDITOR/LESSOR         PAYMENT IS DUE          REGULAR PAYMENT        PAYMENTS DELINQUENT      PAYMENTS DELINQUENT
      -----------------------         --------------          ----------------       --------------------     -------------------
     TMR, Inc                            Monthly                $  40,174.00                  0                  $         --
     New World Tower Partners            Monthly                $  12,651.40                  0                  $         --
     Quinby Building Inc                 Monthly                $  10,087.82                  2                  $  20,175.64
     111 Eight Ave, LLC                  Monthly                $  42,485.59                  0                  $         --
     Descalso Howard                     Monthly                $   8,585.00                  0                  $         --
     One Wilshire Arcade                 Monthly                $   7,938.44                  1                  $   7,938.44
     Hatfield Philips                    Monthly                $   5,371.63                  0                  $         --


                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                     For the Month Ending: February 28, 2002

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                                   3RD PARTY             INTERCOMPANY               TOTAL
                                                                  ---------------------------------------------------------------
             Beginning of month balance                           $ 103,820,247.46         $ 7,196,887.42        $ 111,017,134.88
             Add: sales on account                                $             --         $           --        $             --
             Add: customer credits                                $             --         $           --        $             --
             Add: intercompany activity                           $             --         $           --        $             --
             Less: collections                                    $    (193,270.39)        $           --        $    (193,270.39)
             Less: offsets                                        $             --         $           --        $             --
             Less: application of customer deposits               $             --         $           --        $             --
                                                                  ---------------------------------------------------------------
             End of month balance                                 $ 103,626,977.07         $ 7,196,887.42        $ 110,823,864.49
                                                                  ===============================================================

0-30 Days      31-60 Days       61-90 Days           Over 90 Days              End of Month Total
---------      ----------       ----------         ----------------            ------------------
$  --            $  --            $  --            $ 103,626,977.07            $ 103,626,977.07

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                                            3RD PARTY           INTERCOMPANY             TOTAL
                                                                        -----------------------------------------------------------
             Beginning of month balance                                 $  5,528,045.86        $ 4,635,224.36       $ 10,163,270.22
             Add: sales on account**                                    $    111,180.35        $           --       $    111,180.35
             Add: intercompany activity
                Expenses paid directly by Parent or Affiliate           $   (111,180.35)       $   111,180.35       $            --
                Net cash advanced by Parent or Affiliate                $            --        $           --       $            --
                Credit extended by Parent or Affiliate                  $            --        $           --       $            --
                Amounts collected on behalf of Affiliate                $            --        $           --       $            --
             Less: payments                                             $            --        $           --       $            --
                                                                        -----------------------------------------------------------
             End of month balance                                       $  5,528,045.86        $ 4,746,404.71       $ 10,274,450.57
                                                                        ===========================================================

0-30 Days      31-60 Days        61-90 Days          Over 90 Days               End of Month Total
---------      ----------        ----------        ----------------            -------------------
$  --            $  --            $  --            $   5,528,045.86            $   5,528,045.86

**The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of February 28, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $2,663,816.


                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                     For the Month Ending: February 28, 2002

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

         1.        Federal income taxes                     Yes (X)                         No ( )

         2.        FICA withholdings                        Yes (X)                         No ( )

         3.        Employee's withholdings                  Yes (X)                         No ( )

         4.        Employer's FICA                          Yes (X)                         No ( )

         5.        Federal unemployment taxes               Yes (X)                         No ( )

         6.        State income tax                         Yes (X)                         No ( )

         7.        State employee withholdings              Yes (X)                         No ( )

         8.        All other state taxes                         See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.



                                                  /s/ Henry C. Lyon
                                                  ----------------------------
                                                  For the Debtor In Possession

                                                  Henry C. Lyon
                                                  Designated Officer


                            OPERATING REPORT Page 7

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                      For the Month Ending: March 31, 2002

BEGINNING BALANCE IN ALL ACCOUNTS                                          $ 5,836,669.67

RECEIPTS:
     1.  Receipts from Operations                                          $   273,280.20
     2.  Other Receipts                                                    $   114,670.56
         Other Receipts (Received by Parent or Affiliate)                  $           --
                                                                           --------------
TOTAL RECEIPTS                                                             $   387,950.76
Less:  Receipts received by Parent or Affiliate                            $           --
                                                                           --------------
ADJUSTED RECEIPTS                                                          $   387,950.76

DISBURSEMENTS
     3. Net Payroll
        a. Officers                                                        $           --
        b. Others                                                          $           --
     4. Taxes
        a. Federal Income Taxes                                            $           --
        b. FICA Withholdings                                               $           --
        c. Employee's withholdings                                         $           --
        d. Employer's FICA                                                 $           --
        e. Federal Unemployment Taxes                                      $           --
        f. State Income Tax                                                $           --
        g. State Employee withholdings                                     $           --
        h. All other state taxes

     5. Necessary Expenses (Paid by Parent or Affiliate)
        a. Rent or mortgage payment(s)                                     $           --
        b. Utilities                                                       $           --
        c. Insurance                                                       $           --
        d. Merchandise bought for manufacture or sell                      $           --
        e. Other necessary expenses
           U.S. Trustee Fees                                               $    12,500.00
           Expenses associated with equipment sales                        $     7,096.89
           Computer Access/Hosting Services                                $     8,625.00
                                                                           --------------

TOTAL DISBURSEMENTS                                                        $    28,221.89
Less: Disbursements paid by Parent/Affiliate                               $   (28,221.89)
                                                                           --------------
ADJUSTED DISBURSEMENTS                                                     $           --

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                        $   387,950.76

NET INTERCOMPANY SWEEP TRANSFERS - WATG                                    $   181,711.18
                                                                           --------------

ENDING BALANCE IN Citibank                                                 $     8,432.90
ENDING BALANCE IN BofA-Atlanta GA                                          $ 4,838,016.40
ENDING BALANCE IN BofA-Dallas TX                                           $ 1,559,882.31
                                                                           --------------
ENDING BALANCE IN ALL ACCOUNTS                                             $ 6,406,331.61
                                                                           ==============



                            OPERATING REPORT Page 1

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                      For the Month Ending: March 31, 2002

Bank:                    Bank of America
Location:                Atlanta, GA
Account Name:            BofA-Atlanta GA
Account Number:          329979536

     DATE RECEIVED                    DESCRIPTION                     AMOUNT
     -------------                    -----------                     ------
Receipts from Operations:
                3/8/2002                 Texcom                    $  17,000.00
                3/8/2002            Radiant Telecom                  125,000.00


                                                                   ------------
                                                                   $ 142,000.00
                                                                   ============

Other Receipts:
                3/6/2002             Apto Solutions                  $ 1,050.00
                3/6/2002             Apto Solutions                    1,125.00
                3/6/2002          Southwest Tel-Supply                 1,300.00
                3/6/2002         Somera Communications                 2,825.00
                3/6/2002               Mid-Hudson                      3,500.00
                3/6/2002             Gordon Murphey                   10,000.00
                3/6/2002               Telexpress                     14,050.00
                3/6/2002            Correx Networks                   15,400.00
               3/21/2002        FCI Sweden sale proceeds              65,420.56

                                                                   ------------
                                                                   $ 114,670.56
                                                                   ============



                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                      For the Month Ending: March 31, 2002

Bank:                    Bank of America
Location:                Dallas, TX
Account Name:            BofA-Dallas, TX
Account Number:          3751469007

     DATE RECEIVED                      DESCRIPTION                   AMOUNT
     -------------                      -----------                   ------
Receipts from Operations:
         3/26/2002                      Tricom USA                 $ 131,280.20
                                                                   ------------

                                                                   $ 131,280.20
                                                                   ============



                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                      For the Month Ending: March 31, 2002

STATEMENT OF INVENTORY

    Beginning Inventory                  $     --
    Add: purchases                       $     --
    Less: goods sold                     $     --
                                         --------
    Ending inventory                     $     --
                                         ========

PAYROLL INFORMATION STATEMENT

    Gross payroll for this period        $     --
    Payroll taxes due but unpaid         $     --


               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                DATE REGULAR          AMOUNT OF               NUMBER OF               AMOUNT OF
 NAME OF CREDITOR/LESSOR       PAYMENT IS DUE      REGULAR PAYMENT      PAYMENTS DELINQUENT      PAYMENTS DELINQUENT
 -----------------------       --------------      ---------------      -------------------      -------------------
TMR, Inc                           Monthly           $ 40,174.00                 0                   $       --
New World Tower Partners           Monthly           $ 12,651.40                 0                   $       --
Quinby Building Inc                Monthly           $ 10,087.82                 2                   $20,175.64
111 Eight Ave, LLC                 Monthly           $ 42,485.59                 0                   $       --
Descalso Howard                    Monthly           $  8,585.00                 0                   $       --
One Wilshire Arcade                Monthly           $  7,938.44                 1                   $ 7,938.44
Hatfield Philips                   Monthly           $  5,371.63                 0                   $       --



                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                      For the Month Ending: March 31, 2002

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                                3RD PARTY          INTERCOMPANY             TOTAL
                                                               ---------------      ---------------      ---------------
          Beginning of month balance                           $103,626,977.07      $  7,196,887.42      $110,823,864.49
          Add: sales on account                                $            --      $            --      $            --
          Add: customer credits                                $            --      $            --      $            --
          Add: intercompany activity                           $            --      $            --      $            --
          Less: collections                                    $   (273,280.20)     $   (181,711.18)     $   (454,991.38)
          Less: offsets                                        $            --      $            --      $            --
          Less: application of customer deposits               $            --      $            --      $            --
                                                               ---------------      ---------------      ---------------
          End of month balance                                 $103,353,696.87      $  7,015,176.24      $110,368,873.11
                                                               ===============      ===============      ===============


0-30 Days                        31-60 Days                    61-90 Days            Over 90 Days         End of Month Total
---------                        ----------                    ----------            ------------         ------------------
$   --                            $   --                         $   --             $103,353,696.87        $103,353,696.87


STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                                   3RD PARTY          INTERCOMPANY             TOTAL
                                                               ---------------      ---------------      ---------------
          Beginning of month balance                           $  5,528,045.86      $  4,746,404.71      $ 10,274,450.57
          Add: sales on account**                              $     28,221.89      $            --      $     28,221.89
          Add: intercompany activity
             Expenses paid directly by Parent or Affiliate     $    (28,221.89)     $     28,221.89      $            --
             Net cash advanced by Parent or Affiliate          $            --      $            --      $            --
             Credit extended by Parent or Affiliate            $            --      $            --      $            --
             Amounts collected on behalf of Affiliate          $            --      $            --      $            --
          Less: payments                                       $            --      $            --      $            --
                                                               ---------------      ---------------      ---------------
          End of month balance                                 $  5,528,045.86      $  4,774,626.60      $ 10,302,672.46
                                                               ===============      ===============      ===============


0-30 Days                        31-60 Days                    61-90 Days            Over 90 Days         End of Month Total
---------                        ----------                    ----------            ------------         ------------------
  $   --                           $   --                        $   --              $5,528,045.86          $5,528,045.86

**The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of March 31, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $2,663,816.



                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.           CASE NUMBER: 01-14643-SPS

                      For the Month Ending: March 31, 2002

                                TAX QUESTIONNAIRE

       Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.


       1.        Federal income taxes                     Yes (X)                         No ( )

       2.        FICA withholdings                        Yes (X)                         No ( )

       3.        Employee's withholdings                  Yes (X)                         No ( )

       4.        Employer's FICA                          Yes (X)                         No ( )

       5.        Federal unemployment taxes               Yes (X)                         No ( )

       6.        State income tax                         Yes (X)                         No ( )

       7.        State employee withholdings              Yes (X)                         No ( )

       8.        All other state taxes                         See Note Below


     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.



                            OPERATING REPORT Page 6

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



                   DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.



                                                /S/ Henry C. Lyon
                                               --------------------------------
                                               For the Debtor In Possession

                                               Henry C. Lyon
                                               Designated Officer




                            OPERATING REPORT Page 7